Employee benefit plans (Tables)	6 Months Ended
Jun. 30, 2023
Retirement Benefits [Abstract]
Employee Benefit Plans - Schedule of Changes in Projected Benefit Obligations

Movement in Funded Status	6 months ended June 30,
USD'000	2023	2022
Net Service cost	19	23
Interest cost/(credit)	7	2
Settlement / curtailment cost / (credit)	—	—
Total Net Periodic Benefit Cost/(credit)	26	25

Employer contributions paid in the period	(13)	(12)
Total Cashflow	(13)	(12)